American National Bankshares Inc. and Subsidiaries
Consolidated Balance Sheets
(Dollars in thousands, except share data)
Unaudited

	March 31
ASSETS	2008	2007

Cash and due from banks	$20,310	$22,844
Interest-bearing deposits in other banks	4,218	22,817

Securities available for sale, at fair value	149,636	138,533
Securities held to maturity	11,039	13,475
Total securities	160,675	152,008

Loans held for sale	1,681	2,017

Loans, net of unearned income	554,667	543,357
Less allowance for loan losses	(7,425)	(7,590)
Net Loans	547,242	535,767

Premises and equipment, net	13,392	12,759
Goodwill	22,468	22,468
Core deposit intangibles, net	2,358	2,735
Accrued interest receivable and other assets	12,705	14,129

Total assets	$785,049	$787,544

LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities:
Demand deposits -- noninterest-bearing	$101,195	$116,940
Demand deposits -- interest-bearing	103,365	113,778
Money market deposits	52,574	52,856
Savings deposits	64,198	69,083
Time deposits	260,207	253,377
Total deposits	581,539	606,034

Repurchase agreements	58,179	44,526
FHLB borrowings	16,125	15,050
Trust preferred capital notes	20,619	20,619
Accrued interest payable and other liabilities	5,714	4,675
Total liabilities	682,176	690,904

Shareholders' equity:
Common stock, $1 par, 10,000,000 shares authorized,
6,100,185 shares outstanding at March 31, 2008 and
6,156,823 shares outstanding at March 31, 2007 and	6,100	6,157
Capital in excess of par value	26,472	26,456
Retained earnings	69,866	65,726
Accumulated other comprehensive income (loss), net	435	(1,699)
Total shareholders' equity	102,873	96,640

Total liabilities and shareholders' equity	$785,049	$787,544

American National Bankshares Inc. and Subsidiaries
Consolidated Statements of Income
(Dollars in thousands, except share and per share data)
Unaudited
	Three Months Ended
	March 31
	2008	2007
Interest and Dividend Income:
Interest and fees on loans	$9,444	$10,079
Interest and dividends on securities:
Taxable	1,231	1,136
Tax-exempt	432	423
Dividends	77	89
Other interest income	76	171
Total interest and dividend income	11,260	11,898

Interest Expense:
Interest on deposits	3,582	3,783
Interest on repurchase agreements	451	426
Interest on other borrowings	159	206
Interest on trust preferred capital notes	343	343
Total interest expense	4,535	4,758
Net Interest Income	6,725	7,140
Provision for Loan Losses	140	303

Net Interest Income After Provision
for Loan Losses	6,585	6,837

Noninterest Income:
Trust fees	880	879
Service charges on deposit accounts	565	622
Other fees and commissions	203	200
Mortgage banking income	195	190
Brokerage fees	143	89
Securities gains, net	30	25
Impairment of securities	-	-
Other	119	207
Total noninterest income	2,135	2,212

Noninterest Expense:
Salaries	2,469	2,390
Employee benefits	747	648
Occupancy and equipment	966	829
Bank franchise tax	177	168
Core deposit intangible amortization	94	94
Other	996	1,041
Total noninterest expense	5,449	5,170
Income Before Income Taxes	3,271	3,879
Income Taxes	966	1,175
Net Income	$2,305	$2,704

Net Income Per Common Share:
Basic	$0.38	$0.44
Diluted	$0.38	$0.44

Average Common Shares Outstanding:
Basic	6,107,832	6,156,812
Diluted	6,121,285	6,185,084

Net Interest Income Analysis
For the Three Months Ended March 31, 2008 and 2007
(in thousands, except rates)

			Interest
	Average Balance		Income/Expense		Yield/Rate

	2008	2007	2008	2007	2008	2007
Loans:
Commercial	$85,632	$88,962	$1,466	$1,693	6.85%	7.61%
Real Estate	460,429	444,854	7,777	8,165	6.76	7.34
Consumer	9,524	10,346	217	242	9.11	9.36
Total loans	555,585	544,162	9,460	10,100	6.81	7.42

Securities:
Federal agencies	50,064	82,257	597	857	4.77	4.17
Mortgage-backed	47,405	20,001	603	241	5.09	4.82
State and municipal	47,847	45,963	656	634	5.48	5.52
Other	6,383	8,783	99	129	6.20	5.87
Total securities	151,699	157,004	1,955	1,861	5.15	4.74

Deposits in other banks	10,224	13,261	76	171	2.97	5.16

Total interest-earning assets	717,508	714,427	11,491	12,132	6.41	6.79

Non-earning assets	62,696	64,431

Total assets	$780,204	$778,858

Deposits:
Demand	$107,994	$110,115	225	424	0.83	1.54
Money market	51,320	52,140	294	349	2.29	2.68
Savings	63,184	68,927	116	235	0.73	1.36
Time	263,700	262,624	2,947	2,775	4.47	4.23
Total deposits	486,198	493,806	3,582	3,783	2.95	3.06

Repurchase agreements	54,624	46,254	451	426	3.30	3.68
Other borrowings	33,870	36,720	502	549	5.93	5.98
Total interest-bearing
liabilities	574,692	576,780	4,535	4,758	3.16	3.30

Noninterest bearing
demand deposits	97,212	101,011
Other liabilities	5,958	5,735
Shareholders' equity	102,342	95,332
Total liabilities and
shareholders' equity	$780,204	$778,858

Interest rate spread					3.25%	3.49%
Net interest margin					3.88%	4.13%

Net interest income (taxable equivalent basis)			6,956	7,374
Less: Taxable equivalent adjustment			231	234
Net interest income			$6,725	$7,140

Financial Highlights
American National Bankshares Inc. and Subsidiaries
(Dollars in thousands, except share data)
Unaudited
	Three Months Ended March 31
	2008		2007		Change
EARNINGS
Interest income	$11,260		$11,898		(5.4	) %
Interest expense	4,535		4,758		(4.7)
Net interest income	6,725		7,140		(5.8)
Provision for loan losses	140		303		(53.8)
Noninterest income	2,135		2,212		(3.5)
Noninterest expense	5,449		5,170		5.4
Income taxes	966		1,175		(17.8)
Net income	2,305		2,704		(14.8)

PER COMMON SHARE
Earnings per share - basic	$0.38		$0.44		(13.6	) %
Earnings per share - diluted	0.38		0.44		(13.6)
Cash dividends declared	0.23		0.22		4.5
Book value per share	16.86		15.70		7.4
Book value per share - tangible (a)	12.79		11.60		10.3
Closing market price	21.26		22.88		(7.1)

FINANCIAL RATIOS
Return on average assets	1.18%		1.39%		(21	) bp
Return on average equity	9.01		11.35		(234)
Return on average tangible equity (b)	12.24		15.81		(357)
Average equity to average assets	13.12		12.24		88
Net interest margin, taxable equivalent	3.88		4.13		(25)
Efficiency ratio	60.09		54.11		598
Effective tax rate	29.53		30.29		(76)

PERIOD END BALANCES
Securities	$160,675		$152,008		5.7%
Loans held for sale	1,681		2,017		(16.7)
Loans, net of unearned income	554,667		543,357		2.1
Goodwill and other intangibles	24,826		25,203		(1.5)
Assets	785,049		787,544		(0.3)
Assets - tangible (a)	760,223		762,341		(0.3)
Deposits	581,539		606,034		(4.0)
Repurchase agreements	58,179		44,526		30.7
Borrowings	36,744		35,669		3.0
Shareholders' equity	102,873		96,640		6.4
Shareholders' equity - tangible (a)	78,047		71,437		9.3

AVERAGE BALANCES
Securities	$151,699		$157,004		(3.4	) %
Loans held for sale	1,614		1,328		21.5
Loans, net of unearned income	553,971		542,834		2.1
Interest-earning assets	717,508		714,427		0.4
Goodwill and other intangibles	24,864		25,240		(1.5)
Assets	780,204		778,858		0.2
Assets - tangible (a)	755,340		753,618		0.2
Interest-bearing deposits	486,198		493,806		(1.5)
Deposits	583,410		594,817		(1.9)
Repurchase agreements	54,624		46,254		18.1
Borrowings	33,870		36,720		(7.8)
Shareholders' equity	102,342		95,332		7.4
Shareholders' equity - tangible (a)	77,478		70,092		10.5

CAPITAL
Average shares outstanding - basic	6,107,832		6,156,812		(0.8	) %
Average shares outstanding - diluted	6,121,285		6,185,084		(1.0)
Shares repurchased	28,800		11,600		148.3
Average price of shares repurchased	$20.80		$23.15		(10.2)

ALLOWANCE FOR LOAN LOSSES
Beginning balance	$7,395		$7,264		1.8%
Provision for loan losses	140		303		(53.8)
Charge-offs	(170)		(49)		246.9
Recoveries	60		72		(16.7)
Ending balance	$7,425		$7,590		(2.2)

NONPERFORMING ASSETS
Nonperforming loans:
90 days past due	$-		$-		-%
Nonaccrual	2,772		3,689		(24.9)
Foreclosed real estate	550		99		455.6
Nonperforming assets	$3,322		$3,788		(12.3)

ASSET QUALITY RATIOS
Net chargeoffs (recoveries) to average loans	0.08%		(0.02)%		10	bp
Nonperforming assets to total assets (c)	0.42		0.48		(6)
Nonperforming loans to total loans (c)	0.50		0.68		(18)
Allowance for loan losses to total loans (c)	1.34		1.40		(6)
Allowance for loan losses to
nonperforming loans (c)	2.68	X	2.06	X	62

OTHER DATA
Fiduciary assets at period-end (d)	$386,375		$388,405		(0.5	) %
Retail brokerage assets at period-end (d)	$89,927		$81,270		10.7
Number full time-time equivalent employees	258		257		0
Number of full service offices	19		18		6
Number of loan production offices	1		1		-
Number of ATM's	23		23		-

Notes:

(a) - Excludes goodwill and other intangible assets
(b) - Excludes amortization expense, net of tax, of intangible assets
(c) - Balance sheet amounts used in calculations are based on period-end balances
(d) - Market value
bp - Change is measured in basis points